Exhibit 10.2(b)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) is made and entered into as of this 7th day of February, 2014 (the “Effective Date”) by and among Coherus Biosciences, Inc., a Delaware corporation with a principal place of business at 201 Redwood Shores Parkway, Suite 200, Redwood City, California 94065, United States of America (“Coherus”), on the one hand, and Baxter International, Inc., a Delaware corporation with a principal place of business at 1 Baxter Parkway, Deerfield, IL 60015, United States of America (“BII”), Baxter Healthcare SA, a Swiss corporation with a principal place of business at Postfach 8010 Zurich, Switzerland (“BHSA”) and Baxter Healthcare Corporation, a Delaware corporation with a principal place of business at 1 Baxter Parkway, Deerfield, IL 60015, United States of America (“BHC” and, together with BII and BHSA, “Baxter’’), on the other hand to amend the terms of that certain License Agreement between Coherus and Baxter dated August 30, 2013 (the “License Agreement”).

WHEREAS, Coherus and Baxter entered into the License Agreement, pursuant to which, inter alia, the parties agreed to further develop and commercialize Coherus’ Biosimilar product CHS-0214; and

WHEREAS, Coherus and Baxter now desire to amend the Agreement to reflect an agreed upon modification of [***];

NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, Coherus and Baxter hereby agree as follows:

1.	Incorporation of the Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the Parties hereto.

2.	Amendment of the Agreement. The Agreement is hereby amended by [***]

3.	Effectuation. The amendment to the Agreement contemplated by this Amendment shall be deemed effective as of the date first written above upon the full execution of this Amendment and without any further action required by the Parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

4.	Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

[Signature Page Follows]

[Signature Page to First Amendment to License Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the Effective Date by their duly authorized representatives as set forth below:

COHERUS BIOSCIENCES, INC.		BAXTER INTERNATIONAL INC.

By:	/s/ Dennis M. Lanfear	By:	/s/ Ludwig N. Hantson
Name:	Dennis M. Lanfear	Name:	Ludwig N. Hantson
Title:	Chief Executive Officer	Title:	CVP/President BioScience

BAXTER HEALTHCARE CORPORATION

		By:	/s/ Ludwig N. Hantson
		Name:	Ludwig N. Hantson
		Title:	CVP/President BioScience

BAXTER HEALTHCARE SA

		By:	/s/ B. Lenzlinger
		Name:	B. Lenzlinger
		Title:	Finance Director

		By:	/s/ Yvo Aebli
		Name:	Yvo Aebli
		Title:	Finance Director

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